DEBT
                                                               STRATEGIES
                                                               FUND III, INC.

                               [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                               Performance

                                                               Annual Report
                                                               February 29, 2000

                         DEBT STRATEGIES FUND III, INC.

The Benefits and
Risks of
Leveraging

Debt Strategies Fund III, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                               Debt Strategies Fund III, Inc., February 29, 2000

DEAR SHAREHOLDER

For the 12-month period ended February 29, 2000, Debt Strategies Fund III, Inc.'s total investment return was +4.69%, based on a change in per share net asset value from $10.05 to $9.36, and assuming reinvestment of $1.032 per share income dividends. During the same 12-month period, the net annualized yield of the Fund's Common Stock was 11.30%. Since inception (July 31, 1998) through February 29, 2000, the total investment return on the Fund's Common Stock was +9.81%, based on a change in per share net asset value from $10.00 to $9.36, and assuming reinvestment of $1.431 per share income dividends. At the end of the February period, the Fund was 26.1% leveraged as a percentage of total assets. (For a complete explanation of the benefits and risks of leverage, see page 1 of this report to shareholders.)

Investment Approach

The Fund largely consists of high-yield bonds and participations in leveraged bank loans. The high-yield bond and bank loan markets are comprised of similar industry sectors and often contain overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although the bonds typically move to a greater degree than the bank loans. This is driven usually by two factors. First, bank loans are often senior secured obligations, thus offering investors greater principal protection than unsecured bonds. Second, bank loans are floating rate instruments whose principal value generally does not move conversely with interest rate fluctuations, as is the case with fixed-income bonds.

Market Review

Market conditions were difficult for high-yield securities during 1999. While benefiting from a strong economy, the high-yield market suffered from a rise in Treasury rates because of inflationary fears and an increase in default rates. The yield on the ten-year Treasury note rose from 4.65% at the beginning of 1999 to 6.44% at year-end, producing a return of -8.25% for the year. To keep the economy from overheating and igniting inflation, the Federal Reserve Board increased the Federal Funds rate (the rate US banks charge each other for overnight loans) 100 basis points (1.00%) to 5.75% during the Fund's fiscal year. This sharp increase in interest rates resulted in the high-yield market posting its second consecutive year of declining prices. The average price of a bond in the high-yield market fell to 86% of par from 91% at the beginning of the year. The risk premium, measured by the spread between the yield on the average high-yield bond and the comparable Treasury bond, narrowed to 5.73% at year-end as compared to 6.57% at the beginning of the year. The reduction in the credit risk premium reflects the high-yield market's recovery from its overreaction to the global financial crisis in the third quarter of 1998.

In 1999, there was approximately $91 billion in new high-yield debt issued compared to $123 billion in 1998 and $137 billion in 1997. The new-issue market was not as active as prior years because of investors' concerns about higher interest rates and the crowding out effect of the equity market, whose sky-high returns attracted capital from the high-yield market. In addition, capital deployed by investment banks and dealers to support secondary market trading in high-yield bonds dissipated throughout the year because of uncertainty about how liquid the market would be at year-end because of Year 2000 concerns.

Another major factor that affected the high-yield market in 1999 was the higher default rate. High-yield bond defaults rose to a 5.5% annual rate in 1999, the highest level in almost a decade, as 86 domestic issuers defaulted in 1999, representing $22 billion in par amount, compared to 46 issuers and $7.9 billion in 1998. Ironically, the high level of defaults occurred during a period of strong economic growth. This was the result of several factors. First, lower commodity prices, especially in energy and chemicals, from global over-capacity derived from the 1998 Asian crisis, drove smaller companies to lose access to capital at a time when business prospects were pressured. Second, in response to huge demand, heavy issuance of high-yield debt from 1996 to 1998 strained underwriting standards and lower-quality transactions entered the marketplace. Moreover, pricing power vanished in the global competitive arena, unfavorably positioning producers of low value-added products. Finally, the healthcare industry was specifically damaged by governmental change in reimbursement rates. Going forward into 2000 and 2001, these trends have already shifted direction. In general, the global markets have turned around and demand for commodities should improve, raising prices. In addition, new issuance has been subdued and healthcare issuance has been almost non-existent. Therefore, we believe there will be a reduction in the default rate over the near term.

The loan market also experienced more volatility in 1999 than its historical norm because of the higher default rate. Loan investors, seeking to prevent the anticipated problems associated with financial restructurings, sold loans that reported weaker-than-expected financial results faster to avoid potential problems. This increased trading activity heightened volatility, as dealers became less optimistic about providing liquidity for borrowers that were not meeting projected budgets. In addition, loan investors dynamically shifted their portfolios, increasing exposure to less volatile sectors or adding exposure to sectors with greater potential for credit improvement. In essence, the loan market appears to be assuming the portfolio management practices similar to other markets, substantiating our view that loans do have prices, actively trade, and should be valued on the basis of available market quotations, rather than being marked at face value for the life of the loan.

The technical and fundamental problems of the high-yield market have resulted in high-yield market outflows rather consistently for the past ten months. Because of fund redemptions and higher interest rates, the high-yield bond sector (as measured by the Donaldson, Lufkin and Jenrette (DLJ) High Yield Index) had a poor total return of +1.60% for the six-month period ended February 29, 2000. Bank loans (as measured by the DLJ Leveraged Loan Index) fared better, given the floating rate nature of the asset class, and generated a return of +2.27% for the same period. The Fund underperformed the Indexes because of defaults in the portfolio, limited exposure to emerging markets that performed strongly in 1999 and its leverage, which amplifies losses in a declining market.

Investment Activities

At February 29, 2000, 51% of the Fund's long-term assets were allocated to bonds and 49% to bank loans. More than 97% of the Fund's bank loan holdings were accruing interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major banks charge each other for US denominated deposits outside of the United States. LIBOR tracks very closely with other short-term interest rates, such as the Federal Funds rate. Since the average interest rate reset across the bank loan portion of the portfolio is about 45 days, the yield on that portion of the Fund will move within a two-month period of any change in the Federal Funds rate. The portfolio's stated average maturity was approximately 6.7 years at February 29, 2000, but based on our experience, the portfolio can be expected to have an actual average life of about three years-four years because of the freely prepayable nature of the bank loans.

The Fund was approximately 26% leveraged as a percentage of total assets and was extremely well diversified across 160 issuers in 44 industries. See the "Portfolio Profile" on page 22 of this report to shareholders, which provides listings of the Fund's ten largest holdings and five largest industries as of February 29, 2000.

Investment Strategy

Throughout the six months ended February 29, 2000, our investment strategy has been unchanged: to invest in leveraged transactions in which borrowers have strong market shares, experienced managements, consistent cash flows and appropriate risk/reward characteristics. In addition, we look for companies with significant underlying asset and franchise value, strong capital structures and equity sponsors that support their investments. Throughout the last three months, we have focused on the better-priced new-issue market. The new transactions were also much more conservatively structured, with lower leverage and higher interest coverage as investors have become more demanding.

Looking ahead, we expect to emphasize growth sectors, such as wireless telecommunications, that are



                                     2 & 3

                               Debt Strategies Fund III, Inc., February 29, 2000

exhibiting improving credit trends and have access to equity capital. Substantial mergers and acquisition activity and better-than-expected subscriber growth have attracted equity capital to the wireless telecommunications sector. The Fund's largest holding in this sector is Nextel Communications, Inc. In 1999, Nextel Communications entered the Standard & Poor's 500 Index, a tribute to its success in meeting investors' high expectations for growth and profitability. While a potential acquisition with MCI WorldCom Inc. fell through in 1999, it highlighted the strategic value of the company and since that time the stock has tripled. Nextel Communications remains a core holding of the Fund and we expect its credit profile to continue to improve.

While we anticipate that the Federal Reserve Board may increase short-term interest rates by another 0.50% before year-end and acknowledge that this may put pressure on high-yield bond prices over the next few months, we are optimistic about the prospects for the Fund in 2000. This is based on our expectations for a continuation of the strong economy in the United States with a relatively stable interest rate environment, a gradual improvement in the Asian economies, and a gradual decline in credit spreads to a more normal range.

In Conclusion

As difficult as the last six months were for the high-yield bond and leveraged loan markets and the Fund, their performances illustrate the bank loan market's ability to weather market fluctuations with less volatility than the high-yield bond market. This is what differentiates the Fund from a pure high-yield bond fund. This attribute continues to draw many new institutional buyers to the bank loan market. We believe that both the technical and fundamental aspects are improving in both the high-yield bond and bank loan sectors. We also believe we have positively positioned the Fund to follow further expected improvements in the marketplace in an effort to enhance total return potential in the coming months.

We thank you for your investment in Debt Strategies Fund III, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.


Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Richard C. Kilbride

Richard C. Kilbride
Vice President and
Co-Portfolio Manager


/s/ Gilles Marchand

Gilles Marchand
Vice President and
Co-Portfolio Manager


/s/ Paul Travers

Paul Travers
Vice President and
Co-Portfolio Manager

April 11, 2000

Please be advised that the 2000 Annual Meeting of Stockholders will take place in August 2000. Any stockholder who intends to present a proposal at the meeting and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting must have delivered the proposal to the offices of the Fund, attention: Bradley J. Lucido, Secretary, by May 15, 2000.

RISK/REWARD OF VARIOUS ASSETS

The graph below plots the annualized return and volatility experienced by several asset classes averaged over the last eight years. The annualized returns represent the annualization of the monthly series of returns for each asset class over the time period indicated. The annualized volatility represents the annualization of the monthly series of standard deviation for each asset class over the time period indicated. Asset classes resting on the capital markets line, linking the risk/return data points for money market securities and the broad equity market, experienced a proportionate amount of return for the corresponding amount of risk. Asset classes falling below the line endured a disproportionate amount of risk relative to the return they achieved. Finally, asset classes lying above the line achieved higher returns than justified by the risk they experienced. Leveraged bank loans fall above the line, which illustrates that, compared to other asset classes, the bank loan market provided superior risk/reward characteristics over the period.

ML Debt Strategies III Fund, Inc. Risk/Reward of Various Assets

A line graph depicting the annualized return and volatility for various assets from 1992 to 1999.

                                                Volatility             Return
Broad Equity Market                                 14.53%             18.25%
Emerging Market Bonds                               20.36%             13.79%
High Yield Bonds                                     5.74%              9.96%
US Long-Term Treasury Bonds                          9.03%              8.45%
Leveraged Loans                                      1.97%              8.15%
Investment-Grade Bonds                               5.07%              7.51%
Mortgage Secs                                        3.29%              6.76%
US Intermediate Treasury Bonds                       4.74%              6.19%
Money Market Secs                                     .30%              4.47%
US Inflation                                          .56%              2.54%

Source: Calculated by Merrill Lynch using information and data presented in Ibbotson Investment Analysis Software, (C) 2000 Ibbotson Associates, Inc. All rights reserved. Used with permission.

The assets used in the above analysis are represented by the following indexes:
US 30-day Treasury Bill Index (Money Market Securities); Merrill Lynch Mortgage Index (Mortgage Securities); Ibbotson's US IT (Intermediate Treasuries); Ibbotson's US LT Index (Long-Term Treasuries); Merrill Lynch Corporate Index (Investment-Grade Bonds); Donaldson, Lufkin & Jenrette HY Index (High Yield Bonds); Donaldson, Lufkin & Jenrette Leveraged Loan Index (Leveraged Loans); EMBI Fixed Rate Index (Emerging Market Bonds); and Standard & Poor's 500 Index (Broad Equity Market).

Money market securities are managed to maintain stable net asset values and are highly liquid. US long-term Treasury bonds and US intermediate Treasury bonds are guaranteed by the US government, and, if held at maturity, offer both a fixed investment return and a fixed principal value. Investment-grade bonds, although not guaranteed by the US government, also offer both fixed principal value and investment return if held at maturity. High-yield bonds, emerging market bonds and leveraged loans entail greater risk than investment-grade bonds or loans. Certain leveraged bank loans may be considered illiquid.

Past performance is not a guarantee of future results. The Fund's performance is not represented in the above chart.


                                     4 & 5

                               Debt Strategies Fund III, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                               S&P      Moody's         Face
INDUSTRIES                   Rating     Rating         Amount               Corporate Debt Obligations                    Value
===================================================================================================================================
Advertising--1.0%            B          B2           $1,000,000   Adams Outdoor Advertising Inc., 10.75%
                                                                  due 3/15/2006                                        $  1,037,500
===================================================================================================================================
Aircraft & Parts--1.3%       B-         B3              500,000   Argo-Tech Corporation, 8.625% due 10/01/2007              410,000
                             B          B1              500,000   BE Aerospace, 9.50% due 11/01/2008                        460,625
                             B-         B3            1,000,000   Compass Aerospace Corp., 10.125% due 4/15/2005            450,000
                                                                                                                       ------------
                                                                                                                          1,320,625
===================================================================================================================================
Amusement &                                                       AMC Entertainment Inc.:
Recreational                 B-         B3              250,000     9.50% due 3/15/2009 (c)                                 191,250
Services--1.3%               B-         B3              200,000     9.50% due 2/01/2011                                     151,000
                             B          B2              200,000   Carmike Cinemas Inc., 9.375% due 2/01/2009                150,000
                             B+         B1              500,000   Hollywood Entertainment, 10.625%
                                                                  due 8/15/2004 (c)                                         452,500
                             BB-        Ba3             500,000   Loews Cineplex Entertainment, 8.875%
                                                                  due 8/01/2008                                             387,500
                                                                                                                       ------------
                                                                                                                          1,332,250
===================================================================================================================================
Apparel--1.9%                NR*        NR*           2,000,000   CS Brooks Canada, Inc., Term, due 6/25/2006 (a)         1,985,000
===================================================================================================================================
Automotive                   BB-        Ba3             750,000   American Axle and Manufacturing Inc., 9.75%
Equipment--3.6%                                                   due 3/01/2009                                             740,625
                             BB-        Ba3           1,485,000   Collins & Aikman Corp., Term C,
                                                                  due 12/31/2005 (a)                                      1,477,112
                             D          Caa2          2,000,000   Key Plastics, Inc., 10.25% due 3/15/2007                  640,000
                             B-         B3              400,000   Special Devices Inc., 11.375% due 12/15/2008              272,000
                             BB+        B2              375,000   Tenneco Inc., 11.625% due 10/15/2009 (c)                  381,094
                             B-         B3              250,000   Venture Holdings Trust, 12% due 6/01/2009                 212,500
                                                                                                                       ------------
                                                                                                                          3,723,331
===================================================================================================================================
Broadcast--                  B          B2            3,260,000   Ackerley Group Inc., 9% due 1/15/2009                   3,076,625
Radio &                      B          B1            1,500,000   Benedek Broadcasting, Term, due 11/20/2007 (a)          1,497,657
Television--8.2%             B-         B3              300,000   Citadel Broadcasting Company, 9.25%
                                                                  due 11/15/2008                                            288,000
                             NR*        NR*             800,000   Gocom Communications, Term B, due 12/31/2007 (a)          798,000
                             NR*        Caa1          2,800,000   Radio Unica Corp., 14.77% due 8/01/2006 (b)             1,792,000
                             CCC+       NR*             600,000   Sirius Satellite, 14.50% due 5/15/2009                    579,000
                             B-         B3              450,000   Spanish Broadcasting System, 9.625%
                                                                  due 11/01/2009                                            442,125
                                                                                                                       ------------
                                                                                                                          8,473,407
===================================================================================================================================
Building &                   B-         B2              325,000   Webb (Del E.) Corp., 10.25% due 2/15/2010                 283,562
Construction--0.3%
===================================================================================================================================
Building                     B          B3            1,050,000   Amatek Industries, 12% due 2/15/2008                      987,000
Materials--1.8%              B          B2              900,000   Republic Group Inc., 9.50% due 7/15/2008                  810,000
                                                                                                                       ------------
                                                                                                                          1,797,000
===================================================================================================================================
Business                     B+         B1            1,875,000   Muzak Holdings LLC, 13% due 3/15/2010 (b)               1,125,000
Services--1.1%
===================================================================================================================================
Cable--10.8%                 B+         B2              500,000   Charter Communications Holdings LLC, 8.625%
                                                                  due 4/01/2009                                             455,000
                                                                  Classic Cable Inc.:
                             B-         B3              250,000     9.375% due 8/01/2009                                    234,375
                             B-         B3              575,000     10.50% due 3/01/2010 (c)                                575,719
                             CCC+       B3            3,500,000   Coaxial Communications/Phoenix, 10%
                                                                  due 8/15/2006                                           3,346,875
                             CCC+       Caa1          2,000,000   Coaxial LLC, 11.864% due 8/15/2008 (b)                  1,250,000
                                                                  Echostar DBS Corporation:
                             B          B2              200,000     9.25% due 2/01/2006                                     195,000
                             B          B2              800,000     9.375% due 2/01/2009                                    782,000
                             CCC+       B3              750,000   Golden Sky Systems, 12.375% due 8/01/2006                 828,750
                             B+         B1              500,000   Insight Midwest/Insight Capital, 9.75%
                                                                  due 10/01/2009 (c)                                        505,000
                                                                  Pegasus Communications:
                             B-         B3              250,000     9.75% due 12/01/2006                                    241,250
                             B-         B1              500,000     Term, due 4/30/2005 (a)                                 501,459
                             B-         B3              500,000   RCN Corporation, 10.125% due 1/15/2010                    465,000
                                                                  Telewest Communications PLC:
                             B+         B1            1,000,000     11.25% due 11/01/2008                                 1,062,500
                             B+         B1              700,000     9.875% due 2/01/2010 (c)                                700,875
                                                                                                                       ------------
                                                                                                                         11,143,803
===================================================================================================================================
Chemicals--9.1%              BBB-       Baa3          1,000,000   Equistar Chemicals LP, 8.75% due 2/15/2009                974,760
                                                                  Huntsman Corp./ICI Chemical (a):
                             BB         Ba3             750,000     Term B, due 6/30/2007                                   755,893
                             BB         Ba3             750,000     Term C, due 6/30/2008                                   755,893
                             BB         Ba2           2,086,326   Huntsman Corporation, Term, due 12/31/2002 (a)          2,074,156
                             NR*        Ba3           2,977,500   Lyondell Petrochemical Co., Term E,
                                                                  due 5/17/2006 (a)                                       3,056,972
                             B+         B2            1,936,533   Pioneer America's, Inc., Term,
                                                                  due 12/05/2006 (a)                                      1,728,356
                                                                                                                       ------------
                                                                                                                          9,346,030
===================================================================================================================================
Computer-Related             NR*        NR*           2,535,590   Bridge Information Systems, Term B,
Services--2.4%                                                    due 5/29/2005 (a)                                       2,443,322
===================================================================================================================================
Consumer                     BB-        Ba3             375,000   Burhmann NV, Term B, due 10/26/2007 (a)                   377,953
Products--0.6%               B+         B2              250,000   Evenflo Company Inc., 11.75% due 8/15/2006                242,500
                                                                                                                       ------------
                                                                                                                            620,453
===================================================================================================================================
Drilling--6.2%               BB-        B1            3,000,000   Cliffs Drilling, 10.25% due 5/15/2003                   2,985,000
                             B+         B1            1,496,250   Key Energy Services Inc., Term B,
                                                                  due 9/14/2004 (a)                                       1,499,055
                             B+         B1              500,000   Parker Drilling Co., 9.75% due 11/15/2006                 476,250
                             BB-        Ba3           1,300,000   R & B Falcon Corp., 11.375% due 3/15/2009               1,378,000
                                                                                                                       ------------
                                                                                                                          6,338,305
===================================================================================================================================
Electronics/Electronic       B          B2              775,000   Advanced Glassfiber Yarn, 9.875% due 1/15/2009            713,000
Components--2.8%             B          B2              395,000   BGF Industries Inc., 10.25% due 1/15/2009                 361,425
                             B          B1              300,000   Filtronic PLC, 10% due 12/01/2005                         290,250
                             BB+        Ba2             750,000   Flextronics International Ltd., 8.75%
                                                                  due 10/15/2007                                            716,250
                             B+         B3              995,000   High Voltage Engineering, 10.50% due 8/15/2004            813,412
                                                                                                                       ------------
                                                                                                                          2,894,337
===================================================================================================================================


                                      6 & 7

                               Debt Strategies Fund III, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                               S&P      Moody's         Face
INDUSTRIES                   Rating     Rating         Amount               Corporate Debt Obligations                    Value
===================================================================================================================================
Energy--2.5%                 B          Ba2          $  500,000   Belco Oil & Gas Corp., 8.875% due 9/15/2007          $    465,000
                             B          Ba2             500,000   Canadian Forest Oil Ltd., 8.75% due 9/15/2007             465,000
                             BBB        B3              500,000   Chesapeake Energy Corp., 9.625% due 5/01/2005             472,500
                             B-         Caa1            675,000   Energy Corp. of America, 9.50% due 5/15/2007              479,250
                             B          B2              250,000   Forest Oil Corporation, 10.50% due 1/15/2006              252,500
                             B+         B1              500,000   Nuevo Energy Company, 9.50% due 6/01/2008                 487,500
                                                                                                                       ------------
                                                                                                                          2,621,750
===================================================================================================================================
Environmental                                                     URS Corporation (a):
Services--1.0%               BB         Ba3             497,500     Term B, due 6/09/2006                                   501,542
                             BB         Ba3             497,500     Term C, due 6/09/2007                                   501,542
                                                                                                                       ------------
                                                                                                                          1,003,084
===================================================================================================================================
Financial                    BB+        Ba3           1,000,000   Sovereign Bank, Term, due 11/17/2003 (a)                1,004,375
Services--1.0%
===================================================================================================================================
Food & Kindred               B+         B1            1,000,000   B & G Foods, Term B, due 3/15/2006 (a)                    998,750
Products--5.1%               BB-        B1              500,000   Luigino's Inc., 10% due 2/01/2006                         410,000
                             B          B2            1,000,000   SC International Services, Inc., 9.25%
                                                                  due 9/01/2007                                             920,000
                                                                  Specialty Foods, Inc. (a):
                             NR*        B3            1,075,207     Revolving Credit, due 1/31/2001                       1,069,831
                             NR*        B3            1,834,954     Term, due 1/31/2001                                   1,839,541
                                                                                                                       ------------
                                                                                                                          5,238,122
===================================================================================================================================
Forest Products--0.5%        B+         B3              500,000   Millar Western Forest, 9.875% due 5/15/2008               493,750
===================================================================================================================================
Furniture &                  B+         Ba3             625,000   Formica Corporation, 10.875% due 3/01/2009                553,125
Fixtures--0.5%
===================================================================================================================================
Gaming--4.2%                 B-         B1              325,000   Argosy Gaming Company, 10.75% due 6/01/2009               333,937
                             B-         Ba3             300,000   Coast Hotels & Casino, 9.50% due 4/01/2009                281,250
                             B          B1              500,000   Eldorado Resorts LLC, 10.50% due 8/15/2006                500,000
                             B          B2            1,000,000   Harvey Casino Resorts, 10.625% due 6/01/2006            1,027,500
                                                                  Hollywood Park Inc.:
                             BB-        Ba2             250,000     9.25% due 2/15/2007                                     241,875
                             B          B2              250,000     9.50% due 8/01/2007                                     242,500
                             BB+        Ba2             300,000   Horseshoe Gaming Holdings, 8.625% due 5/15/2009           276,750
                             BB+        Ba2             300,000   Horseshoe Gaming LLC, 9.375% due 6/15/2007                290,250
                             BB         Ba2           1,040,000   Isle of Capri Casinos, 8.75% due 4/15/2009                921,700
                             B          B2              375,000   Trump Atlantic City Associates/Funding Inc.,
                                                                  11.25% due 5/01/2006                                      255,000
                                                                                                                       ------------
                                                                                                                          4,370,762
===================================================================================================================================
Hotels &                     B-         Ba3             500,000   Extended Stay America, 9.15% due 3/15/2008                446,250
Motels--5.1%                 BB         Ba2           1,000,000   HMH Properties, Inc., 8.45% due 12/01/2008                897,500
                             NR*        Ba1           1,000,000   Starwood Hotels & Resorts Trust, Term,
                                                                  due 2/23/2003 (a)                                       1,003,750
                                                                  Wyndham International (a):
                             B+         B3            1,000,000     Incremental Term, due 6/30/2006                         987,031
                             B+         B3            2,000,000     Term, due 6/30/2006                                   1,947,778
                                                                                                                       ------------
                                                                                                                          5,282,309
===================================================================================================================================
Industrial                   B          B2              350,000   Building One Services, 10.50% due 5/01/2009 (c)           322,000
Services--0.3%
===================================================================================================================================
Insurance--0.5%              B+         Ba3             600,000   Willis Corroon Corporation, 9% due 2/01/2009              480,000
===================================================================================================================================
Leasing & Rental                                                  Avis Rent A Car (a):
Services--5.6%               BB+        Ba3           1,500,000     Term B, due 6/30/2006                                 1,509,923
                             BB+        Ba3           1,500,000     Term C, due 6/30/2007                                 1,510,875
                             B          B3              250,000   National Equipment Services, 10% due 11/30/2004           241,250
                             BB-        B1            2,000,000   Neff Corp., 10.25% due 6/01/2008                        1,800,000
                             B-         B3              500,000   Penhall International, 12% due 8/01/2006                  502,500
                             B          B3              250,000   Universal Hospital Services, 10.25%
                                                                  due 3/01/2008                                             170,000
                                                                                                                       ------------
                                                                                                                          5,734,548
===================================================================================================================================
Manufacturing--5.5%          NR*        NR*             500,000   Citation Corporation, Term B, due 12/01/2007 (a)          495,157
                             BB-        B1            1,980,000   Environmental Systems Product, Inc., Term B,
                                                                  due 9/30/2005 (a)                                       1,885,950
                             B-         B2              475,000   Fairfield Manufacturing Company Inc., 9.625%
                                                                  due 10/15/2008                                            432,250
                             NR*        NR*           2,000,000   Metokote Corp., Term B, due 11/02/2005 (a)              2,005,000
                             CCC-       Ca              500,000   Morris Materials Handling, 9.50% due 4/01/2008             95,000
                             B-         B3              300,000   Russell-Stanley Holding Inc, 10.875%
                                                                  due 2/15/2009                                             261,000
                             NR*        NR*             500,000   TransTechnology, Term, due 8/31/2009 (a)                  492,500
                                                                                                                       ------------
                                                                                                                          5,666,857
===================================================================================================================================
Medical                      B+         B1            1,860,947   Alaris Medical Systems Inc., Term D,
Equipment--3.7%                                                   due 5/01/2005 (a)                                       1,853,969
                             B+         B1            2,000,000   Hanger Ortho, Term B, due 12/30/2006 (a)                1,926,250
                                                                                                                       ------------
                                                                                                                          3,780,219
===================================================================================================================================
Metals &                     CCC-       NR*             980,000   AEI Resources, Term B, due 12/31/2004 (a)                 869,750
Mining--4.4%                 BB         NR*             198,898   Asarco Incorporated, Term 2, due 5/15/2001 (a)            198,525
                             BB-        B1              500,000   Golden Northwest Aluminum, 12% due 12/15/2006             523,750
                             BB-        B1            3,000,000   Ormet Corporation, Term, due 8/15/2008 (a)              2,992,500
                                                                                                                       ------------
                                                                                                                          4,584,525
===================================================================================================================================
Online                       B-         B3              300,000   PSINet Inc., 11% due 8/01/2009                            300,750
Services--0.5%               B-         B3              250,000   Verio Inc., 11.25% due 12/01/2008                         256,250
                                                                                                                       ------------
                                                                                                                            557,000
===================================================================================================================================
Packaging--1.2%              B-         Caa1            250,000   Consumers Packaging Inc., 9.75% due 2/01/2007             142,500
                                                                  Packaging Corp. (a):
                             BB         Ba3             319,008     Term B, due 4/12/2007                                   320,803
                             B          B3              319,008     Term C, due 4/12/2008                                   320,803
                             B          B3              500,000   Packaging Corporation of America, 9.625%
                                                                  due 4/01/2009                                             500,000
                                                                                                                       ------------
                                                                                                                          1,284,106
===================================================================================================================================


                                     8 & 9

                               Debt Strategies Fund III, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                               S&P      Moody's         Face
INDUSTRIES                   Rating     Rating         Amount               Corporate Debt Obligations                    Value
===================================================================================================================================
Paging--0.1%                 CCC+       B3           $  100,000   Metrocall Inc., 11% due 9/15/2008 (c)                $     83,000
===================================================================================================================================
Paper--7.1%                  NR*        NR*           1,981,250   Cellu Tissue Holdings, Inc., Term C,
                                                                  due 3/24/2005 (a)                                       1,916,859
                             B+         B2              450,000   Norampac Inc., 9.50% due 2/01/2008                        447,750
                             BB         Ba2           1,990,000   Pacifica Paper, Term B, due 12/31/2006 (a)              1,999,950
                             B+         B2            3,000,000   Repap New Brunswick, Inc., Term B,
                                                                  due 6/01/2004 (a)                                       2,938,125
                                                                                                                       ------------
                                                                                                                          7,302,684
===================================================================================================================================
Petroleum                    BB-        Ba3           2,000,000   Clark Refining & Marketing, Inc., Term,
Refineries--1.2%                                                  due 11/15/2004 (a)                                      1,250,000
===================================================================================================================================
Printing &                   BB-        Caa3            250,000   Premier Graphics Inc., 11.50% due 12/01/2005              112,500
Publishing--0.3%             BB-        Baa3            250,000   World Color Press Inc., 8.375% due 11/15/2008             244,441
                                                                                                                       ------------
                                                                                                                            356,941
===================================================================================================================================
Property                     NR*        NR*             500,000   NRT Incorporated, Term, due 7/31/2004 (a)                 497,969
Management--2.6%             NR*        Ba3           1,990,000   Prison Realty, Term C, due 12/31/2002 (a)               1,989,379
                             B+         Ba2             150,000   Prison Realty Trust Inc., 12% due 6/01/2006               144,000
                                                                                                                       ------------
                                                                                                                          2,631,348
===================================================================================================================================
Restaurants &                                                     Domino & Bluefence (a):
Food Service--1.0%           B+         B1              497,482     Term B, due 12/21/2006                                  500,125
                             B+         B1              498,000     Term C, due 12/21/2007                                  500,757
                                                                                                                       ------------
                                                                                                                          1,000,882
===================================================================================================================================
Retail--0.8%                 B          B2              500,000   Group 1 Automotive Inc., 10.875% due 3/01/2009            472,500
                             B-         Caa1            450,000   United Auto Group, Inc., 11% due 7/15/2007                427,500
                                                                                                                       ------------
                                                                                                                            900,000
===================================================================================================================================
Tower Construction           BB-        B1            1,000,000   American Tower, Term B, due 12/30/2007 (a)              1,007,708
& Leasing--2.1%              B+         B1              150,000   Crown Castle International Corporation, 9%
                                                                  due 5/15/2011                                             141,750
                             NR*        NR*           1,000,000   Spectrasite, Term B, due 6/30/2006 (a)                  1,003,500
                                                                                                                       ------------
                                                                                                                          2,152,958
===================================================================================================================================
Transportation--             BB-        NR*             995,000   Transportation Manufacturing, Term B,
Services--1.0%                                                    due 6/15/2006 (a)                                       1,000,597
===================================================================================================================================
Waste ~                      BB-        B3            1,300,000   Norcal Waste Systems, 13.50% due 11/15/2005             1,368,250
Management--1.8%             B+         Ca              300,000   Safety-Kleen Corporation, 9.25% due 5/15/2009             258,000
                             B          B3              250,000   Stericycle Inc., 12.375% due 11/15/2009                   255,625
                                                                                                                       ------------
                                                                                                                          1,881,875
===================================================================================================================================
Wired                        B+         B2              400,000   Call-Net Enterprises Inc., 9.375% due 5/15/2009           316,000
Telecommunications--         B          B3              775,000   Caprock Communications Corporation, 11.50%
6.4%                                                              due 5/01/2009                                             786,625
                             B-         Caa1            925,000   Global Telesystems Group, 9.875% due 2/15/2005            786,250
                             B          B3              120,000   Hermes Europe RailTel BV, 10.375% due 1/15/2009           112,500
                             B          B2              750,000   Intermedia Communications Inc., 9.50%
                                                                  due 3/01/2009                                             718,125
                             B+         B2              250,000   Metromedia Fiber Network, 10% due 11/15/2008              245,625
                             B          B3              300,000   Netia Holdings II BV, 13.125% due 6/15/2009               319,500
                             B          B2            2,000,000   Nextlink Communications Inc., 12.25%
                                                                  due 6/01/2009 (b)                                       1,210,000
                             B-         B3              500,000   Primus Telecommunications Group, 11.25%
                                                                  due 1/15/2009                                             475,000
                             B-         B2              400,000   RSL Communications PLC, 9.875% due 11/15/2009             334,000
                             NR*        NR*             200,000   Versatel Telecom BV, 11.875% due 7/15/2009 (c)            204,000
                                                                  Williams Communications Group Inc.:
                             BB-        B2              250,000     10.70% due 10/01/2007                                   256,875
                             BB-        B2              250,000     10.875% due 10/01/2009                                  255,000
                                                                  Worldwide Fiber Inc.:
                             B          B3              360,000     12.50% due 12/15/2005                                   377,100
                             B          B3              200,000     12% due 8/01/2009                                       208,000
                                                                                                                       ------------
                                                                                                                          6,604,600
===================================================================================================================================
Wireless                                                          Dolphin Telecom PLC (b):
Telecommunications--         CCC+       Caa1            250,000     11.50% due 6/01/2008                                    113,125
10.8%                        CCC+       Caa1            330,000     14% due 5/15/2009                                       138,600
                                                                  ESAT Telecom Group PLC:
                             B+         B3              625,000     12.427% due 2/01/2007 (b)                               562,500
                             B+         B3            1,375,000     11.875% due 12/01/2008                                1,595,000
                             B-         B3              400,000   Microcell Telecommunications, 12%
                                                                  due 6/01/2009 (b)                                         261,000
                                                                  Nextel Communications, Inc. (a):
                             BB-        Ba2           1,500,000     Term B, due 6/30/2008                                 1,516,340
                             BB-        Ba2           1,500,000     Term C, due 12/31/2008                                1,516,340
                             B+         B3              800,000   Nextel Partners Inc., 14% due 2/01/2009 (b)               534,000
                             B+         B2              200,000   PTC International Finance II SA, 11.25%
                                                                  due 12/01/2009 (c)                                        202,000
                             NR*        NR*           2,000,000   PowerTel PCS, Term B, due 12/31/2006 (a)                1,993,750
                             CCC+       Caa1            650,000   Telesystem International Wireless Inc., 16.147%
                                                                  due 6/30/2007 (b)                                         416,000
                             NR*        B2            1,000,000   Tritel Holdings, Term B, due 12/31/2007 (a)             1,003,250
                                                                  VoiceStream Wireless Corporation/VoiceStream
                                                                  Wireless Holding Company:
                             B-         B1              250,000     10.375% due 11/15/2009 (c)                              258,437
                             B+         B1            1,000,000     Term B, due 2/25/2009 (a)                             1,005,859
                                                                                                                       ------------
                                                                                                                         11,116,201
===================================================================================================================================
                                                                  Total Investments in Corporate Debt Obligations
                                                                  (Cost--$139,433,735)--129.2%                          133,121,543
===================================================================================================================================


                                    10 & 11

                               Debt Strategies Fund III, Inc., February 29, 2000

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                                                        Shares
INDUSTRIES                                               Held               Stocks & Warrants                             Value
===================================================================================================================================
                                                                  C>
Broadcast--Radio &                                        1,800   Sirius Satellite (Warrants) (c)(e)                   $    234,000
Television--0.2%
===================================================================================================================================
Energy--0.4%                                             27,883   Forcenergy Inc.                                           390,362
===================================================================================================================================
Packaging--0.6%                                           5,290   Packaging Corporation of America (Preferred) (d)          617,662
===================================================================================================================================
Tower Construction &                                      2,337   Crown Castle International Corporation
Leasing--2.3%                                                     (Preferred) (d)                                         2,407,281
===================================================================================================================================
Wireless                                                  1,000   Centaur Funding Corp. (Preferred)                       1,024,688
Telecommunications--                                        534   Dobson Communications (Preferred) (d)                     579,119
1.6%                                                                                                                   ------------
                                                                                                                          1,603,807
===================================================================================================================================
                                                                  Total Investments in Stocks & Warrants (Cost--
                                                                  $4,885,417)--5.1%                                       5,253,112
===================================================================================================================================

                                                         Face
                                                        Amount             Short-Term Securities
===================================================================================================================================
                                                                  C>
Commercial Paper--                                   $  549,000   Vastar Resources, 5.95% due 3/01/2000                     549,000
0.5%**

===================================================================================================================================
                                                                  Total Investments in Short-Term Securities
                                                                  (Cost--$549,000)--0.5%                                    549,000
===================================================================================================================================
                                                                  Total Investments (Cost--$144,868,152)--134.8%        138,923,655

                                                                  Liabilities in Excess of Other Assets--(34.8%)        (35,844,233)
                                                                                                                       ------------
                                                                  Net Assets--100.0%                                   $103,079,422
                                                                                                                       ============
===================================================================================================================================

(a) Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or in some cases, another base lending rate. Corporate loans represent 64.8% of the Fund's net assets.
(b) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.
(e) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
*     Not Rated.
** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
+     Non-income producing security.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of February 29, 2000
===============================================================================================================
Assets:        Investments, at value (identified cost--$144,868,152) .........                   $ 138,923,655
               Receivables:
                 Interest ....................................................   $   2,750,633
                 Securities sold .............................................         168,125       2,918,758
                                                                                 -------------
               Prepaid expenses and other assets .............................                          35,271
                                                                                                 -------------
               Total assets ..................................................                     141,877,684
                                                                                                 -------------
===============================================================================================================
Liabilities:   Loans .........................................................                      37,000,000
               Payables:
                 Custodian bank ..............................................         912,789
                 Interest on loans ...........................................         425,188
                 Dividends to shareholders ...................................         231,659
                 Investment adviser ..........................................          53,882
                 Commitment fees .............................................           2,306       1,625,824
                                                                                 -------------
               Accrued expenses and other liabilities ........................                         172,438
                                                                                                 -------------
               Total liabilities .............................................                      38,798,262
                                                                                                 -------------
===============================================================================================================
Net Assets:    Net assets ....................................................                   $ 103,079,422
                                                                                                 =============
===============================================================================================================
Capital:       Common Stock, $.10 par value, 200,000,000 shares authorized ...                   $   1,101,000
               Paid-in capital in excess of par ..............................                     108,740,136
               Undistributed investment income--net ..........................                       1,088,046
               Accumulated realized capital losses on investments and
               foreign currency transactions--net ............................                      (1,905,263)
               Unrealized depreciation on investments and foreign currency
               transactions--net .............................................                      (5,944,497)
                                                                                                 -------------
               Total--Equivalent to $9.36 per share based on 11,010,000 shares
               of capital stock outstanding (market price--$8.75) ............                   $ 103,079,422
                                                                                                 =============
===============================================================================================================

               See Notes to Financial Statements.


                                     12 & 13

                               Debt Strategies Fund III, Inc., February 29, 2000

STATEMENT OF OPERATIONS

                         For the Year Ended February 29, 2000
=============================================================================================================
Investment Income:       Interest and discount earned .......................                   $ 14,578,909
                         Dividends ..........................................                        549,151
                         Facility and other fees ............................                        198,652
                                                                                                ------------
                         Total income .......................................                     15,326,712
                                                                                                ------------
=============================================================================================================
Expenses:                Loan interest expense ..............................   $  2,370,553
                         Investment advisory fees ...........................        899,808
                         Accounting services ................................         90,900
                         Professional fees ..................................         86,873
                         Borrowing costs ....................................         34,456
                         Transfer agent fees ................................         32,732
                         Directors' fees and expenses .......................         27,120
                         Printing and shareholder reports ...................         25,626
                         Amortization of organization expenses ..............         19,027
                         Custodian fees .....................................         18,126
                         Listing fees .......................................         18,110
                         Pricing services ...................................         12,357
                         Other ..............................................         19,936
                                                                                ------------
                         Total expenses .....................................                      3,655,624
                                                                                                ------------
                         Investment income--net .............................                     11,671,088
                                                                                                ------------
=============================================================================================================
Realized & Unrealized    Realized gain (loss) from:
Gain (Loss) on             Investments--net .................................     (1,864,868)
Investments &              Foreign currency transactions--net ...............         39,583      (1,825,285)
Foreign Currency                                                                ------------
Transactions--Net:       Change in unrealized appreciation/depreciation on:
                           Investments--net .................................     (6,066,901)
                           Foreign currency transactions--net ...............        (31,896)     (6,098,797)
                                                                                ------------    ------------
                         Net Increase in Net Assets Resulting from Operations                   $  3,747,006
                                                                                                ============
=============================================================================================================

                         See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the      For the Period
                                                                                         Year Ended   July 31, 1998+ to
                             Increase (Decrease) in Net Assets:                        Feb. 29, 2000    Feb. 28, 1999
=======================================================================================================================
Operations:     Investment income--net .............................................   $  11,671,088    $   5,158,843
                Realized loss on investments and foreign currency transactions--net       (1,825,285)         (62,479)
                Change in unrealized appreciation/depreciation on investments and
                foreign currency transactions--net .................................      (6,098,797)         154,300
                                                                                       -------------    -------------
                Net increase in net assets resulting from operations ...............       3,747,006        5,250,664
                                                                                       -------------    -------------
=======================================================================================================================
Dividends to    Dividends to shareholders from investment income--net ..............     (11,361,428)      (4,397,956)
Shareholders:                                                                          -------------    -------------
=======================================================================================================================
Capital Share   Proceeds from issuance of Common Stock .............................              --      110,000,000
Transactions:   Offering costs resulting from the issuance of shares ...............          36,136         (295,000)
                                                                                       -------------    -------------
                Net increase in net assets resulting from capital share transactions          36,136      109,705,000
                                                                                       -------------    -------------
=======================================================================================================================
Net Assets:     Total increase (decrease) in net assets ............................      (7,578,286)     110,557,708
                Beginning of period ................................................     110,657,708          100,000
                                                                                       -------------    -------------
                End of period* .....................................................   $ 103,079,422    $ 110,657,708
                                                                                       =============    =============
=======================================================================================================================
               *Undistributed investment income--net ...............................   $   1,088,046    $     738,803
                                                                                       =============    =============
=======================================================================================================================

               +Commencement of operations.

                See Notes to Financial Statements.


                                    14 & 15

                               Debt Strategies Fund III, Inc., February 29, 2000

STATEMENT OF CASH FLOWS

                        For the Year Ended February 29, 2000
======================================================================================================
Cash Provided by        Net increase in net assets resulting from operations ........   $   3,747,006
Operating Activities:   Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                          Increase in receivables ...................................        (374,890)
                          Decrease in other assets ..................................          11,236
                          Increase in other liabilities .............................       1,262,148
                          Realized and unrealized gain on investments and foreign
                          currency transactions--net ................................       7,924,082
                          Amortization of discount ..................................      (1,275,924)
                                                                                        -------------
                        Net cash provided by operating activities ...................      11,293,658
                                                                                        -------------
======================================================================================================
Cash Used for           Proceeds from sales of long-term investments ................      72,482,584
Investing Activities:   Purchases of long-term investments ..........................     (91,262,370)
                        Purchases of short-term investments .........................    (123,493,392)
                        Proceeds from sales and maturities of short-term investments      123,289,000
                                                                                        -------------
                        Net cash used for investing activities ......................     (18,984,178)
                                                                                        -------------
======================================================================================================
Cash Provided by        Offering costs resulting from the issuance of Common Stock ..          36,136
Financing Activities:   Cash receipts from borrowings ...............................      71,000,000
                        Cash payments on borrowings .................................     (52,000,000)
                        Dividends paid to shareholders ..............................     (11,345,942)
                                                                                        -------------
                        Net cash provided by financing activities ...................       7,690,194
                                                                                        -------------
======================================================================================================
Cash:                   Net decrease in cash ........................................            (326)
                        Cash at beginning of year ...................................             326
                                                                                        -------------
                        Cash at end of year .........................................   $          --
                                                                                        =============
======================================================================================================
Cash Flow               Cash paid for interest ......................................   $   1,998,165
Information:                                                                            =============
======================================================================================================

                        See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                       For the Year    For the Period
                                                                                                    Ended      July 31, 1998+ to
                    Increase (Decrease) in Net Asset Value:                                     Feb. 29, 2000    Feb. 28, 1999
                                                                                                ------------     ------------
=================================================================================================================================
Per Share           Net asset value, beginning of period ....................................   $      10.05     $      10.00
Operating                                                                                       ------------     ------------
Performance:        Investment income--net ..................................................           1.06              .47
                    Realized and unrealized gain (loss) on investments and foreign currency
                    transactions--net .......................................................           (.72)             .01
                                                                                                ------------     ------------
                    Total from investment operations ........................................            .34              .48
                                                                                                ------------     ------------
                    Less dividends from investment income--net ..............................          (1.03)            (.40)
                                                                                                ------------     ------------
                    Capital charge resulting from the issuance of Common Stock ..............             --             (.03)
                                                                                                ------------     ------------
                    Net asset value, end of period ..........................................   $       9.36     $      10.05
                                                                                                ============     ============
                    Market price per share, end of period ...................................   $       8.75     $      8.875
                                                                                                ============     ============
=================================================================================================================================
Total Investment    Based on market price per share .........................................          10.82%           (7.37%)++
Return:**                                                                                       ============     ============
                    Based on net asset value per share ......................................           4.69%            4.89%++
                                                                                                ============     ============
=================================================================================================================================
Ratios to Average   Expenses, net of reimbursement and excluding interest expense ...........           1.18%             .31%*
Net Assets:                                                                                     ============     ============
                    Expenses, net of reimbursement ..........................................           3.36%             .39%*
                                                                                                ============     ============
                    Expenses ................................................................           3.36%            1.09%*
                                                                                                ============     ============
                    Investment income--net ..................................................          10.73%            8.02%*
                                                                                                ============     ============
=================================================================================================================================
Leverage:           Amount of borrowings, end of period (in thousands) ......................   $     37,000     $     18,000
                                                                                                ============     ============
                    Average amount of borrowings outstanding during the period (in thousands)   $     40,776     $      1,737
                                                                                                ============     ============
                    Average amount of borrowings outstanding per share during the period ....   $       3.70     $        .16
                                                                                                ============     ============
=================================================================================================================================
Supplemental        Net assets, end of period (in thousands) ................................   $    103,079     $    110,658
Data:                                                                                           ============     ============
                    Portfolio turnover ......................................................          50.07%           50.99%
                                                                                                ============     ============
=================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Aggregate total investment return.

      See Notes to Financial Statements.


                                    16 & 17

                               Debt Strategies Fund III, Inc., February 29, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DBU.

(a) Corporate debt obligations -- The Fund invests principally in debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments -- Corporate Loans are valued in accordance with guidelines established by the Board of Directors. Until July 9, 1999, Corporate Loans for which an active secondary market exists and for which the Investment Adviser can obtain at least two quotations from banks or dealers in Corporate Loans were valued by calculating the mean of the last available bid and asked prices in the markets for such Corporate Loans, and then using the mean of those two means. If only one quote for a particular Corporate Loan was available, such Corporate Loan was valued on the basis of the mean of the last available bid and asked prices in the market. As of July 12, 1999, pursuant to the approval of the Board of Directors, the Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Options -- The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions -- The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(g) Deferred organization and offering expenses -- In accordance with Statement of Position 98-5, any unamortized organization expenses of $19,027 were expensed during the year ended February 29, 2000. This was considered to be a change in accounting principal and had no material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(h) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


                                    18 & 19

                               Debt Strategies Fund III, Inc., February 29, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

(i) Custodian bank -- The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from an unprojected payment of net investment income dividends.

(j) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $39,583 have been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the year ended February 29, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $342 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended February 29, 2000 were $90,537,370 and $72,650,709, respectively.

Net realized gains (losses) for the year ended February 29, 2000 and net unrealized losses as of February 29, 2000 were as follows:

--------------------------------------------------------------------------------
                                                      Realized      Unrealized
                                                   Gains (Losses)     Losses
--------------------------------------------------------------------------------
Long-term investments ...........................   $(1,864,868)    $(5,944,497)
Foreign currency transactions ...................       (28,701)             --
Forward foreign exchange contracts ..............        68,284              --
                                                    -----------     -----------
Total ...........................................   $(1,825,285)    $(5,944,497)
                                                    ===========     ===========
--------------------------------------------------------------------------------

As of February 29, 2000, net unrealized depreciation for Federal income tax purposes aggregated $5,956,750, of which $1,585,335 related to appreciated securities and $7,542,085 related to depreciated securities. The aggregate cost of investments at February 29, 2000 for Federal income tax purposes was $144,880,405.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the year ended February 29, 2000 remained constant and for the period July 31, 1998 to February 28, 1999 increased by 11,000,000 from shares sold.

5. Short-Term Borrowings:

On December 17, 1999, the Fund extended its one-year credit agreement with State Street Bank and Trust Company and Fleet National Bank. The agreement is a $55,000,000 credit facility bearing interest at the Prime rate, the Federal Funds rate plus .55% and/or Eurodollar rate plus .55%. For the year ended February 29, 2000, the average amount borrowed was approximately $40,776,000 and the daily weighted average interest rate was 5.80%. For the year ended February 29, 2000, facility and commitment fees aggregated $34,000.

6. Capital Loss Carryforward:

At February 29, 2000, the Fund had a net capital loss carryforward of approximately $133,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On March 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.095233 per share, payable on March 31, 2000 to shareholders of record as of March 17, 2000.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Debt Strategies Fund III, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Debt Strategies Fund III, Inc. as of February 29, 2000, the related statements of operations and cash flows for the year then ended and the statement of changes in net assets, and the financial highlights for the year then ended and for the period July 31, 1998 (commencement of operations) to February 28, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 29, 2000 by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Debt Strategies Fund III, Inc. as of February 29, 2000, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
April 17, 2000


                                    20 & 21

                               Debt Strategies Fund III, Inc., February 29, 2000

PORTFOLIO PROFILE (unaudited)

As of February 29, 2000

                                                                     Percent of
Quality Ratings                                                      Long-Term
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
BBB/Baa .............................................................       1.3%
BB/Ba ...............................................................      35.3
B/B .................................................................      48.6
CCC/Caa .............................................................       4.4
NR (Not Rated) ......................................................      10.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Percent of
Breakdown of Investments                                             Long-Term
by Country                                                           Investments
--------------------------------------------------------------------------------
United States .......................................................      93.3%
Canada ..............................................................       2.2
United Kingdom ......................................................       2.0
Ireland .............................................................       1.6
Netherlands .........................................................       0.4
Poland ..............................................................       0.2
Luxembourg ..........................................................       0.2
Belgium .............................................................       0.1
--------------------------------------------------------------------------------

                                                                      Percent of
Ten Largest Holdings                                                Total Assets
--------------------------------------------------------------------------------
Coaxial Communications/Phoenix                                              2.4%
Ackerley Group Inc.                                                         2.2
Lyondell Petrochemical Co.                                                  2.2
Nextel Communications, Inc.                                                 2.1
Avis Rent A Car                                                             2.1
Ormet Corporation                                                           2.1
Cliffs Drilling                                                             2.1
Repap New Brunswick, Inc.                                                   2.1
Wyndham International                                                       2.1
Specialty Foods, Inc.                                                       2.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------
Wireless Telecommunications                                                 9.0%
Cable                                                                       7.9
Chemicals                                                                   6.6
Broadcast--Radio & Television                                               6.1
Paper                                                                       5.1
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Joseph T. Monagle Jr., Senior Vice President
Richard C. Kilbride, Vice President
Gilles Marchand, Vice President
Paul Travers, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian & Transfer Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol
DBU


                                    22 & 23

This report, including the financial information herein, is transmitted to the shareholders of Debt Strategies Fund III, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Debt Strategies
Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #DEBT03--2/00

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